EXHIBIT 32.01

CERTIFICATION OF
 CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
 PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Solar, Inc., a Delaware corporation, for the period ended March 31, 2015, as filed with the Securities and Exchange Commission, each of the undersigned officers of First Solar, Inc. certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his respective knowledge:

(1)	the quarterly report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of First Solar, Inc. for the periods presented therein.

Date:	April 30, 2015	/s/ JAMES A. HUGHES
James A. Hughes
Chief Executive Officer

Date:	April 30, 2015	/s/ MARK R. WIDMAR
Mark R. Widmar
Chief Financial Officer